SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ---------------
                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 March 18, 1999
                Date of Report (Date of earliest event reported)



                          CREDENCE SYSTEMS CORPORATION
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               (Exact name of registrant as specified in charter)



           Delaware                       0-22366               94-2878499
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        (State or other                 (Commission          (IRS Employer
 jurisdiction of incorporation)         File Number)       Identification No.)




    215 Fourier Avenue, Fremont, California                       94539
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   (Address of principal executive offices)                     (Zip Code)




Registrant's telephone number, including area code   (510) 657-7400
                                                   --------------------



                                       N/A
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         (Former name or former address, if changed since last report.)

Item 5.  Other Events.

                  On March 18, 1999, the Registrant issued an aggregate of 198,994 shares of its common stock in exchange for an aggregate of $5,540,000 of its 5 1/4% Convertible Subordinated Notes due 2002.





                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   CREDENCE SYSTEMS CORPORATION
                                           (Registrant)

Date:  March 18, 1999                 By:       /s/ DENNIS P. WOLF
                                               --------------------
                                      Name:    Dennis P. Wolf
                                      Title:   Chief Financial Officer